EXHIBIT 10.1

AMENDMENT NO. 1

Dated as of April 27, 2014

to

CREDIT AGREEMENT

Dated as of April 27, 2012

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of April 27, 2014 by and among The Allstate Corporation, a Delaware corporation (the “Company”), Allstate Insurance Company, an Illinois insurance company (“Allstate Insurance”), Allstate Life Insurance Company, an Illinois insurance company ( “Allstate Life” and, together with the Company and Allstate Insurance, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of April 27, 2012 by and among the Borrowers, the financial institutions from time to time party thereto as Lenders and the Administrative Agent (the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Borrowers, the Lenders and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1.                                    Amendments to the Credit Agreement.  Effective as of the Amendment Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                               Section 1.1 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“Amendment No. 1 Effective Date” means April 27, 2014.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Company or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available for the applicable currency) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available for the applicable currency) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

“OFAC” means the Office of Foreign Assets Control of the U.S. Department of Treasury.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions that broadly restrict dealings with that country or territory (currently, as of the Amendment No. 1 Effective Date, Cuba, Iran, North Korea, Sudan and Syria).

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC, the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country to the extent such Person is subject to Sanctions or (c) any Person more than 50% owned or controlled by any such Person.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

(b)                              The definition of “LIBO Rate” appearing in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period, the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.  It is

2

understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 3.4.

(c)                               The definition of “Maturity Date” appearing in Section 1.1 of the Credit Agreement is hereby amended to delete the reference to “April 27, 2017” appearing therein and replacing such reference with a reference to “April 27, 2019”.

(d)                              Section 2.8(a) of the Credit Agreement is hereby amended (i) to delete the phrase “(not more than twice during the term of this Credit Agreement)” appearing therein and replacing such reference with the phrase “(not more than twice following the Amendment No. 1 Effective Date)”, and (ii) to delete the phrase “30 days prior to each of the first and second anniversary of the Effective Date” appearing therein and replacing such reference with the phrase “30 days prior to each of the first and second anniversary of the Amendment No. 1 Effective Date”.

(e)                               Each of Section 4.4(c) and Section 4.5 of the Credit Agreement are hereby amended to delete the reference to “December 31, 2011” appearing therein and replace such reference in each case with a reference to “December 31, 2013”.

(f)                                Article 4 of the Credit Agreement is hereby amended to insert the following as a new Section 4.12 thereof:

SECTION 4.12.  Anti-Corruption Laws and Sanctions. The Company has implemented and maintains in effect policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents when acting on the Company’s or any Subsidiary’s behalf with Anti-Corruption Laws and applicable Sanctions, and the Company, its Subsidiaries and their respective officers and employees when acting on the Company’s or any Subsidiary’s behalf and to the knowledge of the Company its directors and agents when acting on the Company’s or any Subsidiary’s behalf, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects.  None of (a) the Company, any Subsidiary or to the knowledge of the Company or such Subsidiary any of their respective directors, officers or employees, or (b) to the knowledge of the Company, any agent of the Company or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.

(g)                               Section 6.4 of the Credit Agreement is hereby amended to insert a new sentence as the end thereof as follows:

The Company will maintain in effect and enforce policies and procedures designed to ensure compliance by the Company, its Subsidiaries and their respective directors, officers, employees and agents with  Anti-Corruption Laws and applicable Sanctions.

(h)                              Section 6.8 of the Credit Agreement is hereby amended to insert a new sentence as the end thereof as follows:

No Borrower will request any Borrowing, and no Borrower shall use, and the Company shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (ii) for

3

the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country or (iii) in any manner that would result in the violation of  any Sanctions applicable to any party hereto.

2.                                    Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

(a)                               The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders and the Administrative Agent.

(b)                              The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (i) Susan L. Lees, Executive Vice President, General Counsel and Secretary of the Company and acting as counsel to the other Borrower and (ii) Sutherland Asbill & Brennan LLP, special New York counsel for the Borrower, each covering such matters relating to the Borrowers, this Amendment, the Credit Agreement as amended hereby and the Transactions as the Administrative Agent shall reasonably request (and the Borrower hereby requests such counsel to deliver such opinions).

(c)                               The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (i) the organization, existence and good standing of each Borrower, (ii) the authorization of the Transactions and the validity of this Amendment and the Credit Agreement as amended hereby and (iii) any other legal matters relating to Borrowers, this Amendment and the Credit Agreement as amended hereby or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)                              The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the chief executive officer or the chief financial officer or the controller of the Company confirming (i) that the representations and warranties of the Borrowers set forth in Article 4  of the Credit Agreement (as such Article 4 is modified by this Amendment) are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the Amendment Effective Date except to the extent that any such representations and warranties expressly relate to an earlier date (including those contained in Sections 4.4(a), 4.4(b) and 4.8 of the Credit Agreement), in which case such representations and warranties shall have been true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such earlier date and (ii) that there is no Default in existence as of the Amendment Effective Date.

(e)                               The Administrative Agent shall have received, for the account of each Lender party hereto that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an extension fee in an amount equal to the amount disclosed by the Borrowers to the Lenders in writing prior to the date hereof.

(f)                                The Administrative Agent shall have received payment of the Administrative Agent’s and its Affiliates’ fees and reasonable out-of-pocket costs and expenses (including the reasonable fees, charges and disbursements of Sidley Austin LLP, counsel to the Administrative Agent) in connection with this Amendment.

3.                                    Representations and Warranties of the Borrowers.  Each Borrower hereby represents and warrants as follows:

4

(a)                               This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, rehabilitation, moratorium or other laws affecting creditors’ rights and rights of creditors of insurers generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                              As of the date hereof and after giving effect to the terms of this Amendment, (i) there is no Default in existence as of the Amendment Effective Date and (ii) the representations and warranties of such Borrower set forth in Article 4  of the Credit Agreement (as such Article 4 is modified by this Amendment) are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the Amendment Effective Date except to the extent that any such representations and warranties expressly relate to an earlier date (including those contained in Sections 4.4(a), 4.4(b) and 4.8 of the Credit Agreement), in which case such representations and warranties shall have been true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect shall be true and correct in all respects) on and as of such earlier date.

4.                                    Reference to and Effect on the Credit Agreement.

(a)                               Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                              Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)                              This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.                                    Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

6.                                    Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                    Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment be duly executed by their respective authorized officers as of the day and year first above written.

THE ALLSTATE CORPORATION

By:	/s/ Mario Rizzo
Name:	Mario Rizzo
Title:	Senior Vice President
and Treasurer

By:	/s/ Samuel H. Pilch
Name:	Samuel H. Pilch
Title:	Senior Group Vice President
and Controller

ALLSTATE INSURANCE COMPANY

By:	/s/ Mario Rizzo
Name:	Mario Rizzo
Title:	Senior Vice President
and Treasurer

By:	/s/ Samuel H. Pilch
Name:	Samuel H. Pilch
Title:	Senior Group Vice President
and Controller

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mario Rizzo
Name:	Mario Rizzo
Title:	Senior Vice President
and Treasurer

By:	/s/ Samuel H. Pilch
Name:	Samuel H. Pilch
Title:	Senior Group Vice President
and Controller

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ Rick Barracato
Name:	Rick Barracato
Title:	V.P.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michelle S. Dagenhart
Name:	Michelle S. Dagenhart
Title:	VP, Portfolio Manager

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Jason Cassity
Name:	Jason Cassity
Title:	Director

CITIBANK, N.A.
as a Lender

By:	/s/ Robert Chesley
Name:	Robert Chesley
Title:	Managing Director and Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Noam Azachi
Name:	Noam Azachi
Title:	Vice President

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ Peter J. Hallan
Name:	Peter J. Hallan
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Bonnie S. Wiskowski
Name:	Bonnie S. Wiskowski
Title:	Vice President

THE BANK OF NEW YORK MELLON,
as a Lender

By:	/s/ Kenneth P. Sneider, Jr.
Name:	Kenneth P. Sneider, Jr.
Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nicole Limberg
Name:	Nicole Limberg
Title:	Relationship Manager, Vice President